SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ______________________


                                   FORM 8-K/A
                             ______________________


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 1, 1999
                            ________________________


                            JWGenesis Financial Corp.
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               (Exact name of Registrant as Specified in Charter)


                 Florida               001-14205            65-0811010
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             (State or other       (Commission File        (IRS Employer
             Jurisdiction of            Number)         Identification No.)
             Incorporation or
              Organization)



         980 North Federal Highway, Suite 210
                 Boca Raton, Florida                           33432
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        (Address of Principal Executive Offices)             (Zip Code)


      Registrant's telephone number, including area code:(561) 338-2600


                                  Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS


     On June 1, 1999, JWGenesis Financial Corp. (the "Company") consummated the previously announced sale of its subsidiary JWGenesis Clearing Corp., an Iowa corporation ("JWG Clearing"), pursuant to the Stock Purchase Agreement dated April 16, 1999 (the "Agreement") with Fiserv, Inc. ("Fiserv") and its wholly owned subsidiary Fiserv Clearing, Inc. ("Fiserv Clearing"). The Company received $59 million in cash for the sale. The Company realized approximately $25 million of pre-tax gain on the sale and will record on its books an additional $15 million of deferred pre-tax gain that will be recognized over the ten-year period described in the next paragraph. JWG Clearing functioned primarily as the Company's securities clearing, execution, and back office services unit, and only those operations comprised JWG Clearing at the time the sale was consummated. All other activities previously conducted by JWG Clearing were transferred to other operating subsidiaries of the Company before the sale.

     In connection with the sale, (i) the Company and its subsidiary JW Genesis Financial Services, Inc. ("JWFGS") entered into a Transition Services Agreement pursuant to which they will continue to provide certain assistance and services to JWG Clearing and Fiserv Clearing, and will permit JWG Clearing and Fiserv Clearing to use certain facilities during a transition period for a monthly fee approximating the Company's costs; (ii) the Company and JWGFS agreed not to compete for ten years in the securities clearing and execution business and not to solicit personnel of JWG Clearing or Fiserv and its affiliates; and (iii) the Company and JWGFS agreed, subject to certain limitations and exclusions (primarily related to the Company's independent contractor registered representatives, possible future acquisitions, and a one-year phase-in period), to use and cause their subsidiaries and affiliates to use the clearing services of designated Fiserv affiliates for at least 90% of their securities brokerage transactions, and, in the case of the Company's independent contractor registered representatives, to impose a surcharge on certain such transactions that are not cleared through a Fiserv affiliate, during the 10-year period following the sale. The Company and its affiliates have the right, however, to be released from the above obligations to use Fiserv affiliates or to impose a surcharge by repaying to Fiserv a portion of the sales price based on a prescribed formula that takes into account the price paid in the sale and the amount of clearing services business then being generated by the Company or its affiliate seeking the release. In such event, the amount of deferred gain to the Company from the sale would be reduced.

     $19 million of the sales price was based on the estimated stockholder's equity of JWG Clearing as of May 31, 1999 and is subject to final confirmation by the parties by July 16, 1999 and possible adjustment to that portion of the sales price. The Company does not believe the amount of such possible adjustment to be significant.

     As a result of the sale and the above agreements, the Company ceased providing clearing services, both to third party correspondents (such as broker dealers, banks, and other financial institutions) and for its own securities brokerage transactions. In deciding to proceed with the sale and to cease providing clearing services, management concluded that for the Company to remain competitive in the clearing services business would require (i) large capital expenditures and resource concentration to maintain the technology and infrastructure necessary to service the securities clearing requirements of the more desirable clients, (ii) higher levels of capital to satisfy increasing regulatory capital requirements resulting from margin transactions in certain securities that experience rapid increases in trading prices, and (iii) a significant amount of management time and other Company resources to meet the challenge of increasing competition in the securities clearing business, including from

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firms with substantially greater financial resources.  In addition, the
Company's future profit margins on its clearing business would likely decline as competitive pricing pressures increase.

     While the Company's clearing services operations have been profitable historically, management believes the sale of JWG Clearing in these circumstances was in the long-term best interests of the Company. Not only is the impact on the Company's future profitability from its remaining overall operations not expected to be material beyond the near-term, but the net proceeds from the sale provide a substantial infusion of capital that can be used to fund expanded levels of operations in the Company's other business units. The interim reinvestment of such net proceeds, pending longer term capital applications, will also offset in part earnings that might have continued to be realized from the Company's clearing service business before the factors described above began to significantly erode such earnings. Most importantly, however, the sale permits the Company to focus more management time and other resources on its retail brokerage and investment banking businesses, as well as to use the newly available capital to pursue possible new opportunities that management believes have greater potential to enhance value for all shareholders.

     A copy of the Stock Purchase Agreement is included as Exhibit 2 to the Company's Current Report on Form 8-K filed with the Commission on April 30, 1999 to announce the transaction, which was consummated consistent therewith. Copies of the Transition Services Agreement and form of Fully Disclosed Correspondent Services Agreement (the latter having been entered into with Fiserv Correspondent Services, Inc. by four of the Company's securities brokerage subsidiaries for the receipt of securities clearing services from Fiserv affiliates for the next ten years) are included herewith as Exhibits 10(a) and 10(b). Such Exhibits are incorporated by reference into this Item 2 and the foregoing descriptions are qualified in its entirety by reference to such Exhibits.

     CERTAIN STATEMENTS INCLUDED IN THIS FORM 8-K, INCLUDING WITHOUT LIMITATION STATEMENTS CONTAINING THE WORDS "BELIEVES," "ANTICIPATES," "INTENDS," "EXPECTS" AND WORDS OF SIMILAR IMPORT, CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS, THE FOLLOWING: THE IMPACT OF GENERAL ECONOMIC CONDITIONS ON THE CAPITAL MARKETS; CHANGES IN OR AMENDMENTS TO REGULATORY AUTHORITIES' CAPITAL REQUIREMENTS OR OTHER REGULATIONS APPLICABLE TO THE COMPANY OR ITS SUBSIDIARIES; FLUCTUATIONS IN INTEREST RATES; INCREASED LEVELS OF COMPETITION; AND OTHER FACTORS REFERRED TO IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, UNDER "ITEM 1. BUSINESS - CERTAIN MATTERS REGARDING FORWARD LOOKING STATEMENTS," WHICH IS INCORPORATED HEREIN BY THIS REFERENCE. GIVEN SUCH UNCERTAINTIES, UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE ANY SUCH FACTORS OR TO PUBLICLY


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ANNOUNCE THE RESULTS OF ANY REVISIONS TO ANY OF THE FORWARD-LOOKING
STATEMENTS INCLUDED HEREIN TO REFLECT FUTURE EVENTS OR DEVELOPMENTS.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (a)  Not applicable.


     (b) The Company determined that the following pro forma financial statements are required as a resulf of the transaction described in Item 2. Each of these statements was previously filed with the Commission as part of the Registrant's Post-Effective Amendment on Form S-3 to Form S-1, Commission File No. 333-75447, and are incorporated herein by reference:


          Pro Forma Statement of Operations for the period ended December 31,
          1998

          Pro Forma Statement of Operations for the three months ended March 31, 1999

          Pro Forma Balance Sheet at March 31, 1999

          Notes to Pro Forma Financial Information

     (c)  Exhibits


          10(a) Transition Services Agreement, dated April 16, 1999 by and among the Company, JWGFS, JWG Clearing, and Fiserv.*

          10(b) Form of Fully Disclosed Correspondent Agreement dated June 1, 1999.*
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*Previously filed


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     Pursuant to the requirements of the Securities and Exchange Act of
1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JWGENESIS FINANCIAL CORP.



                             By:   /s/ Gregg S. Glaser
                                 ---------------------------------------
                                 Gregg S. Glaser
                                 Chief Financial Officer


Dated:  August 10, 1999


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